For the nine months ended September 30,	The U.S. is not currently on a path that is fiscally
2011, the net asset value per Common Share	sustainable. Our debts are excessive, our benefits too
decreased 14.7%, while the investment return	great, and our revenues inadequate. There are policy
to our stockholders decreased by 14.4%. By com-	solutions that allow for the burden sharing that must
parison, our benchmark, the Standard & Poor’s 500	take place and it remains probable that they will be
Stock Index (including income), decreased 8.7%.	found. Meanwhile, the past few months have seen a
For the twelve months ended September 30, 2011,	deterioration in financial conditions. Extraordinarily,
the return on the net asset value per Common Share	the yield on the stocks in the S&P 500 Index now
decreased by 6.2%, and the return to our stockholders	exceeds that of 10-year treasury bonds, which dem-
decreased by 4.3%; these compare with an increase of	onstrates that easy money may be a necessary, but not
1.1% for the S&P 500. During both periods, the dis-	sufficient, condition for higher equity values. While
count at which our shares traded continued to fluctuate	there are similarities to the environment leading up to
and on September 30, 2011, it was 13.9%.	the 2008 financial crisis, including problem assets in
the banking system and spiking market volatility, dif-
As detailed in the accompanying financial statements	ferences predominate. By most measures, valuations
(unaudited), as of September 30, 2011, the net assets	are conservative, earnings have held up, companies
applicable to the Company’s Common Stock were	are behaving cautiously by holding cash at record
$795,682,693 equal to $26.66 per Common Share.	levels, and the prospect of a double-dip recession is
receding. Recent data suggest an economy that con-
The decrease in net assets resulting from operations	tinues to expand modestly.
for the nine months ended September 30, 2011 was
$139,818,926. During this period, the net realized	While our results have suffered, largely due to weak-
gain on investments sold was $15,448,006, and	ness in energy-related securities, and mindful of the
the decrease in net unrealized appreciation was	slowdown in the global economy and the prospect for
$149,590,734. Net investment income for the	a prolonged subpar recovery from the past recession,
nine months was $2,807,781, and distributions to	the case for equities, on a longer-term basis continues
Preferred Stockholders amounted to $8,483,979.	intact. Although the investment climate may remain
volatile our portfolio should be supported by low
During the nine months, 579,019 shares of the	interest rates and compelling valuations.
Company’s Common Stock were repurchased for
$15,439,317 at an average discount from net asset	Information about the Company, including our
value of 13.9%.	investment objectives, operating policies and
procedures, investment results, record of dividend
Referencing our last commentary, the crisis in Europe	and distribution payments, financial reports and press
surrounding the sustainability of sovereign debt	releases, is on our website and has been updated
appears to be affecting global trade, as evidenced by	through September 30, 2011. It can be accessed on
lower commodity prices and slowing Asian demand.	the internet at www.generalamericaninvestors.com.
It seems clear that the scope of the problem is such
that conventional remedies like austerity-based lend-	By Order of the Board of Directors,
ing together with some structural reforms are inad-
equate. We believe that European leaders will ulti-	GENERAL AMERICAN INVESTORS COMPANY, INC.
mately summon the will to create a framework that
allows for access to capital at reasonable rates and	Spencer Davidson
restores investor confidence, but, because the cost	Chairman of the Board
must be born by taxpayers from 17 different coun-	President and Chief Executive Officer
tries, the time to reach consensus may be protracted.	October 12, 2011

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (2.9%)
325,000	United Technologies Corporation	(Cost $22,957,205)	$22,867,000

COMMUNICATIONS AND INFORMATION SERVICES (7.1%)
960,000	Cisco Systems, Inc.		14,880,000
255,000	MSCI Inc. Class A (a)		7,734,150
700,000	QUALCOMM Incorporated		34,041,000
		(Cost $46,083,491)	56,655,150

COMPUTER SOFTWARE AND SYSTEMS (9.5%)
60,000	Apple Inc. (a)		22,879,200
1,015,000	Dell Inc. (a)		14,352,100
770,000	Microsoft Corporation		19,165,300
360,000	Teradata Corporation		19,270,800
		(Cost $65,058,433)	75,667,400

CONSUMER PRODUCTS AND SERVICES (13.4%)
350,000	Diageo plc ADR*		26,575,500
450,000	Nestle S.A.		24,673,325
325,000	PepsiCo, Inc.		20,117,500
206,000	Towers Watson & Co. Class A		12,314,680
712,288	Unilever N.V.		22,467,957
		(Cost $81,355,585)	106,148,962

ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (6.0%)
957,100	Republic Services, Inc.		26,856,226
630,000	Waste Management, Inc.		20,512,800
		(Cost $39,190,474)	47,369,026

FINANCE AND INSURANCE (26.6%)
BANKING (4.2%)
500,000	Bond Street Holdings LLC (a) (b)		10,250,000
520,000	JPMorgan Chase & Co.		15,662,400
110,000	M&T Bank Corporation		7,689,000
		(Cost $31,140,007)	33,601,400

INSURANCE (13.0%)
875,000	Arch Capital Group Ltd. (a)		28,590,625
245,000	Everest Re Group, Ltd.		19,448,100
53,500	Forethought Financial Group, Inc. Class A (a) (c)		10,860,500
325,000	MetLife, Inc.		9,103,250
275,000	PartnerRe Ltd.		14,374,250
400,000	Platinum Underwriters Holdings, Ltd.		12,300,000
180,000	The Travelers Companies, Inc.		8,771,400
		(Cost $65,172,570)	103,448,125
OTHER (9.4%)
315,000	American Express Company		14,143,500
330,492	Aon Corporation		13,874,054
110	Berkshire Hathaway Inc. Class A (a)		11,748,000
1,666,667	Epoch Holding Corporation		22,616,671
645,000	Nelnet, Inc.		12,113,100
		(Cost $37,619,544)	74,495,325
		(Cost $133,932,121)	211,544,850

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (6.1%)
40,000	Amgen Inc.		$2,198,400
170,000	Celgene Corporation (a)		10,524,700
529,900	Cytokinetics, Incorporated (a)		619,983
564,500	Gilead Sciences, Inc. (a)		21,902,600
755,808	Pfizer Inc.		13,362,685
195,344	Poniard Pharmaceuticals, Inc. (a)		24,418
		(Cost $50,609,652)	48,632,786

MACHINERY AND EQUIPMENT (3.3%)
1,200,000	ABB Ltd. ADR*		20,496,000
900,000	The Manitowoc Company, Inc.		6,039,000
		(Cost $23,703,922)	26,535,000

METALS AND MINING (1.6%)
467,700	Alpha Natural Resources, Inc. (a)		8,273,613
150,000	Nucor Corporation		4,746,000
		(Cost $25,756,342)	13,019,613

MISCELLANEOUS (5.5%)
	Other (d)	(Cost $67,119,289)	43,487,727

OIL AND NATURAL GAS (INCLUDING SERVICES) (11.0%)
296,478	Apache Corporation		23,789,395
300,000	Canadian Natural Resources Limited		8,781,000
130,062	Devon Energy Corporation		7,210,637
750,000	Halliburton Company		22,890,000
2,050,000	Weatherford International Ltd. (a)		25,030,500
		(Cost $74,984,196)	87,701,532

RETAIL TRADE (19.6%)
394,500	Costco Wholesale Corporation		32,400,285
460,000	Target Corporation		22,558,400
1,512,400	The TJX Companies, Inc.		83,892,828
333,000	Wal-Mart Stores, Inc.		17,282,700
		(Cost $60,947,765)	156,134,213

SEMICONDUCTORS (2.5%)
575,000	ASML Holding N.V.	(Cost $13,463,950)	19,860,500

TECHNOLOGY (3.0%)
750,000	International Game Technology		10,897,500
1,900,000	Xerox Corporation		13,243,000
		(Cost $34,368,474)	24,140,500
TOTAL COMMON STOCKS (118.1%)		(Cost $739,530,899)	939,764,259

Warrants	WARRANT
BANKING (0.3%)
225,000	JPMorgan Chase & Co., expires 10/28/2018 (a)	(Cost $2,865,853)	2,094,750

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
49,153,165	SSgA U.S. Treasury Money Market Fund (6.2%)	(Cost $49,153,165)	$49,153,165
TOTAL INVESTMENTS (e) (124.6%)		(Cost $791,549,917)	991,012,174
Liabilities in excess of cash, receivables and other assets (-0.7%)			(5,212,306)
PREFERRED STOCK (-23.9%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$795,682,693

* ADR - American Depository Receipt
(a) Non-income producing security.
(b) Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $10,000,000, unit cost is $20 per share and fair value is $20.50 per share, note 2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX Group, Inc. PORTAL Alliance trading and trans-
fer system for privately placed equity securities traded in the over-the-counter market among qualified investors.
(c) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $10,748,000, unit cost is $200.90 per share and fair value is $203 per share, note 2. Fair valuation is based upon recent transactions and, secondarily, a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters.
(d) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(e) At September 30, 2011: the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggre-
gate gross unrealized appreciation was $289,908,884, aggregate gross unrealized depreciation was $90,446,627, and net unrealized appreciation was
$199,462,257.

(see notes to financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITION
Platinum Underwriters Holdings, Ltd.	25,000	400,000	(b)
ADDITIONS
Alpha Natural Resources, Inc.	100,000	467,700
Forethought Financial Group, Inc. Class A	16,000	53,500
Halliburton Company	35,000	750,000
JPMorgan Chase & Co.	45,000	520,000
Nelnet, Inc.	40,000	645,000
PartnerRe Ltd.	15,000	275,000
Target Corporation	129,000	460,000
Unilever N.V.	5,809	712,288

DECREASES
ELIMINATIONS
CEMEX, S.A. de C.V. ADR	1,516,755	—
Cephalon, Inc.	122,600	—
J.C. Penney Company, Inc.	400,000	—
Nintendo Co., Ltd.	55,000	—
REDUCTIONS
American Express Company	35,000	315,000
Arch Capital Group Ltd.	40,000	875,000
Celgene Corporation	30,000	170,000
Costco Wholesale Corporation	180,500	394,500
MSCI Inc. Class A	45,000	255,000
The Travelers Companies, Inc.	10,000	180,000

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2011 is shown in the following table.
			PERCENT COMMON
INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS*
Finance and Insurance
Banking	$34,006	$35,696	4.5%
Insurance	65,173	103,448	13.0
Other	37,620	74,495	9.4
	136,799	213,639	26.9
Retail Trade	60,948	156,134	19.6
Consumer Products and Services	81,356	106,149	13.4
Oil and Natural Gas (Including Services)	74,984	87,702	11.0
Computer Software and Systems	65,058	75,667	9.5
Communications and Information Services	46,083	56,655	7.1
Health Care/Pharmaceuticals	50,610	48,633	6.1
Environmental Control (Including Services)	39,191	47,369	6.0
Miscellaneous**	67,119	43,488	5.5
Machinery and Equipment	23,704	26,535	3.3
Technology	34,368	24,140	3.0
Aerospace/Defense	22,957	22,867	2.9
Semiconductors	13,464	19,861	2.5
Metals and Mining	25,756	13,020	1.6
	742,397	941,859	118.4
Short-Term Securities	49,153	49,153	6.2
Total Investments	$791,550	991,012	124.6
Other Assets and Liabilities - Net		(5,212)	(0.7)
Preferred Stock		(190,117)	(23.9)
Net Assets Applicable to Common Stock		$795,683	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $739,530,899)		$939,764,259
Warrant (cost $2,865,853)		2,094,750
Money market fund (cost $49,153,165)		49,153,165
Total investments (cost $791,549,917)		991,012,174
RECEIVABLES AND OTHER ASSETS
Dividends, interest and other receivables	$1,117,733
Qualified pension plan asset, net excess funded (note 7)	3,671,440
Prepaid expenses and other assets	2,229,314	7,018,487
TOTAL ASSETS		998,030,661

LIABILITIES
Payable for securities purchased	1,087,915
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	3,845,670
Accrued supplemental thrift plan liability (note 7)	3,133,044
Accrued expenses and other liabilities	3,944,209

TOTAL LIABILITIES		12,230,793

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 29,844,275 shares (note 5)		$795,682,693
NET ASSET VALUE PER COMMON SHARE		$26.66

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 29,844,275 shares at par value (note 5)	$29,844,275
Additional paid-in capital (note 5)	558,059,097
Undistributed net investment income (note 5)	6,529,285
Undistributed realized gain on investments	15,312,694
Accumulated other comprehensive income (note 7)	(4,820,981)
Unallocated distributions on Preferred Stock	(8,703,934)
Unrealized appreciation on investments	199,462,257
NET ASSETS APPLICABLE TO COMMON STOCK		$795,682,693

(see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $528,642)	$12,966,589
Interest	16,430	$12,983,019

EXPENSES
Investment research	5,786,525
Administration and operations	2,313,160
Office space and general	1,241,444
Directors’ fees and expenses	213,421
Auditing and legal fees	206,987
Miscellaneous taxes	156,164
Transfer agent, custodian and registrar fees and expenses	153,661
Stockholders’ meeting and reports	103,876	10,175,238
NET INVESTMENT INCOME		2,807,781

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term, except for $288,080)	15,341,265
Written option transactions (note 1b and 4)	106,741
	15,448,006
Net decrease in unrealized appreciation on investments	(149,590,734)
NET LOSS ON INVESTMENTS		(134,142,728)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		($139,818,926)

	Nine Months Ended
	September 30, 2011	Year Ended
OPERATIONS	(Unaudited)	December 31, 2010
Net investment income	$2,807,781	$5,626,730
Net realized gain on investments	15,448,006	19,636,107
Net increase (decrease) in unrealized appreciation	(149,590,734)	109,245,534
	(131,334,947)	134,508,371
Distributions to Preferred Stockholders:
From net investment income	—	(2,112,684)
From short-term capital gains	—	(878,926)
From long-term capital gains	—	(8,320,362)
Unallocated distributions	(8,483,979)	—
Decrease in net assets from Preferred distributions	(8,483,979)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(139,818,926)	123,196,399
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	44,177

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(2,427,967)
From short-term capital gains	—	(1,010,091)
From long-term capital gains	—	(9,562,040)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(13,000,098)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	7,219,220
Cost of Common Shares purchased	(15.439,317)	(30,842,134)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(15,439,317)	(23,622,914)
NET INCREASE (DECREASE) IN NET ASSETS	(155,258,243)	86,617,564

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	950,940,936	864,323,372
END OF PERIOD (including undistributed net investment income of $6,529,285 and
$3,721,504, respectively)	$795,682,693	$950,940,936

(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended
September 30, 2011 and for each year in the five-year period ended December 31, 2010. This information has been derived from information con-
tained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2011		Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$31.26	$27.50	$21.09	$38.10	$40.54	$39.00
Net investment income	.10	.19	.11	.42	.31	.34
Net gain (loss) on securities -
realized and unrealized	(4.42)	4.37	6.94	(16.15)	3.39	4.72
Other comprehensive income	—	—	.07	(.25)	.02	.03
	(4.32)	4.56	7.12	(15.98)	3.72	5.09
Distributions on Preferred Stock:
Dividends from net investment income	—	(.07)	(.11)	(.11)	(.02)	(.04)
Distributions from net short-term capital gains	—	(.03)	(.05)	—	(.03)	(.01)
Distributions from net long-term capital gains	—	(.27)	(.19)	(.27)	(.36)	(.36)
Distributions from return of capital	—	—	(.01)	—	—	—
Unallocated	(.28)	—	—	—	—	—
	(.28)	(.37)	(.36)	(.38)	(.41)	(.41)
Total from investment operations	(4.60)	4.19	6.76	(16.36)	3.31	4.68
Distributions on Common Stock:
Dividends from net investment income	—	(.08)	(.10)	(.19)	(.33)	(.29)
Distributions from net short-term capital gains	—	(.03)	(.05)	—	(.38)	(.04)
Distributions from net long-term capital gains	—	(.32)	(.19)	(.46)	(5.04)	(2.81)
Distributions from return of capital	—	—	(.01)	—	—	—
	—	(.43)	(.35)	(.65)	(5.75)	(3.14)
Net asset value, end of period	$26.66	$31.26	$27.50	$21.09	$38.10	$40.54
Per share market value, end of period	$22.96	$26.82	$23.46	$17.40	$34.70	$37.12

TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	(14.39%)*	16.24%	36.86%	(48.20%)	8.72%	16.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$795,683	$950,941	$864,323	$674,598	$1,202,923	$1,199,453
Ratio of expenses to average net assets
applicable to Common Stock	1.43%**	1.54%	1.93%	0.87%	1.11%	1.06%
Ratio of net income to average net assets
applicable to Common Stock	0.39%**	0.66%	0.46%	1.31%	0.78%	0.86%
Portfolio turnover rate	10.60%*	18.09%	24.95%	25.52%	31.91%	19.10%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$199,617	$200,000	$200,000
Asset coverage	519%	600%	555%	438%	701%	700%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.57	$24.95	$24.53	$21.90	$21.99	$24.44

*Not annualized
**Annualized

(see notes to financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man-
agement to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of
U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the period ended September 30, 2011, the Company did not have any liabilities for any unrecognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associ-
ated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi ca-
tions. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2011:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$918,653,759	—	$21,110,500	$939,764,259
Warrant	2,094,750	—	—	2,094,750
Money market fund	49,153,165	—	—	49,153,165
Total	$969,901,674	—	$21,110,500	$991,012,174

The aggregate value of Level 3 portfolio investments changed during the nine months ended September 30, 2011 as follows:
Change in portfolio valuations using signifi cant unobservable inputs	Level 3
Fair value at December 31, 2010	$17,550,000
Purchases	3,248,000
Net change in unrealized appreciation on investments	312,500
Fair value at September 30, 2011	$21,110,500

The increase in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at September 30, 2011 and reported within the caption Net change in
unrealized appreciation/depreciation in the Statement of Operations:	$312,500

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2011 amounted to $119,655,626 and $157,210,065, on long transactions, respectively.

4. WRITTEN OPTIONS - Transaction in collateralized put options during the nine months ended September 30, 2011 was as follows:

	Contracts	Premiums
Options outstanding, December 31, 2010	—	—
Options written	409	$357,424
Options expired	(200)	(193,833)
Options exercised	(209)	(163,591)
Options outstanding, September 30, 2011	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
29,844,275 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
September 30, 2011.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share.
The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock on an annual basis. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require-
ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members of the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

10

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption can be outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2011 and the year ended December 31, 2010 were as follows:

	Shares		Amount
	2011	2010	2011	2010
Increase in par value of shares issued in payment of dividends and
distributions (includes 277,555 shares issued from treasury)	—	277,555	—	$277,555
Increase in paid-in capital			—	6,941,665
Total increase			—	7,219,220

Decrease in par value of shares purchased (average discount from
NAV of 13.9% and 14.6%, respectively)	579,019	1,279,476	($579,019)	(1,279,476)
Decrease in paid-in capital			(14,860,298)	(29,562,658)
Total decrease			(15,439,317)	(30,842,134)
Net decrease			($15,439,317)	($23,622,914)

At September 30, 2011, the Company held in its treasury 2,136,597 shares of Common Stock with an aggregate cost in the amount of
$52,742,139.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the nine months ended September
30, 2011 to its offi cers (identifi ed on back cover) amounted to $5,135,625.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that cover its employees. The plans provide defi ned benefi ts based on years of service and final average salary with an offset for a por-
tion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the nine months ended September 30, 2011 were:

Service cost	$318,122
Interest cost	585,311
Expected return on plan assets	(825,541)
Amortization of prior service cost	34,946
Recognized net actuarial loss	335,318
Net periodic benefi t cost	$448,156

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the nine months ended September 30, 2011 was $405,834. The qualifi ed thrift plan acquired
16,100 shares and sold 3,306 shares of the Company’s Common Stock during the nine months ended September 30, 2011 and held
564,929 shares of the Company’s Common Stock at September 30, 2011.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $815,500 for the nine months ended September 30, 2011. Minimum rental com-
mitments under the operating lease are approximately $1,075,000 per annum in 2012, $1,183,000 in 2013 through 2017, and $99,000 in 2018.

9. LITIGATION - The Company is subject to a legal action arising from a construction worker’s personal injury that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages of an amount that is immaterial to the Company are being negotiated at this time. No liabilities or expenses have been incurred by the Company to date.

Purchases of the Company’s Common Stock as set forth in Note 5 on page 11, may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2011 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 25, 2011, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director

Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company, LLC
INDEPENDENTAUDITORS	59 Maiden Lane
Ernst & Young LLP	New York, NY 10038
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company